Original Electronically Transmitted
            to the Securities and Exchange Commission
                       on February 8, 1996



                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                   reported) February 8, 1996.


           INTERNATIONAL BUSINESS MACHINES CORPORATION
      (Exact name of registrant as specified in its charter)



      New York                  1-2360               13-0871985

(State of Incorporation)      (Commission          (I.R.S. Employer
                              File Number)         Identification No.

Armonk, New York                10504
(Address of principal         (Zip Code)
executive offices)


Registrant's telephone number, including area code: 914-765-1900

Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 33-65119 on Form S-3, effective February 7, 1996, the documents included as Exhibits 1, 2, 3 and 4 hereto, relating to $2,000,000,000 aggregate initial offering price of Medium Term Notes of the Registrant.

          The following exhibits are hereby filed with this report:


Exhibit
Number      Description

4.1         Form of Floating Rate Non-Redeemable
            Medium Term Note

4.2         Form of Floating Rate Redeemable
            Medium Term Note

4.3         Form of Fixed Rate Redeemable Medium
            Term Note

4.4         Form of Floating Rate Non-Redeemable
            Medium Term Note

4.5         Form of Fixed Rate Redeemable
            Medium Term Note

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTERNATIONAL BUSINESS MACHINES CORPORATION
                                               (Registrant)

                           By:

                           /s/ John E. Hickey
                           -------------------------------------------
                           Name:  John E. Hickey
                           Title: Vice President, Secretary and
                                     Assistant General Counsel

Date: March 8, 1996

                          Exhibit Index


Exhibit                                                 Page in
Number     Description                                  Sequentially
                                                        Number Copy

4.1        Form of Floating Rate Non-Redeemable
           Medium Term Note

4.2        Form of Floating Rate Redeemable
           Medium Term Note

4.3        Form of Fixed Rate Redeemable Medium
           Term Note

4.4        Form of Floating Rate Non-Redeemable
           Medium Term Note

4.5        Form of Fixed Rate Redeemable
           Medium Term Note